UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2012

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Geneva Switzerland	CH-1214
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

We issue a report entitled “Transocean Fleet Update Summary,” which includes newly signed contracts, significant changes to existing contracts and changes to estimated out of service time since our last Fleet Update Summary. A summary dated December 17, 2012 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. You may subscribe to the free Transocean Financial Report Alert which will alert you to new Transocean fleet updates. This service will send you an automated email which will provide a link directly to the web page containing the fleet updates. You may subscribe to this service at the “Investor Relations/Email Alerts” section of the site by selecting “Receive E-mail” and providing your email address. Our website may be found at www.deepwater.com.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

The exhibit to this report furnished pursuant to item 7.01 is as follows:

Exhibit No.	Description

99.1	Transocean Ltd. Fleet Update Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: December 17, 2012	By	/s/ Ryan H. Tarkington
Ryan H. Tarkington
Authorized Person

Index to Exhibits

Exhibit
Number	Description

99.1	Transocean Ltd. Fleet Update Summary